ANNUAL REPORT
DECEMBER 31, 2000


Mercury HW
International
Value VIP
Portfolio


OF MERCURY HW
VARIABLE TRUST


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund invests significantly in foreign stocks. Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity, and the possibility of substantial volatility due to adverse political, economic or other developments.


Mercury HW International Value VIP Portfolio of
Mercury HW Variable Trust
725 South Figueroa Street, Suite 4000
Los Angeles, CA
90017-5400


Printed on post-consumer recycled paper


PORTFOLIO INFORMATION


WORLDWIDE INVESTMENTS AS OF DECEMBER 31, 2000

Ten Largest                            Percent of
Equity Holdings                        Net Assets

Nintendo Company Ltd.                    3.0%
Koninklijke (Royal) Philips
Electronics NV                           2.7
Aventis SA                               2.6
Manulife Financial Corporation           2.5
British Aerospace PLC                    2.4
Total Fina SA `B'                        2.3
Akzo Nobel NV                            2.3
Unilever PLC                             2.2
Repsol-YPF, SA                           2.2
BAA PLC                                  2.2


Five Largest                         Percent of
Industries                           Net Assets

Telecommunications                      11.8%
Regional Banks                           9.2
Insurance--Multi-Line                    6.5
Electric--Utilities                      6.0
Leisure/Toys                             4.2



December 31, 2000
Mercury HW International Value VIP Portfolio


DEAR SHAREHOLDER


Effective October 6, 2000, International Value VIP Portfolio, a fund of Hotchkis and Wiley Variable Trust, became Mercury HW
International Value VIP Portfolio, a fund of Mercury HW Variable
Trust. Although the Fund's name has changed, its investment objective remains the same: to seek current income and long-term growth of income, accompanied by growth of capital.

We are pleased to present to you this annual report of Mercury HW
International Value VIP Portfolio for the fiscal year ended December
31, 2000.

Fiscal Year in Review
For the year ended December 31, 2000, Mercury HW International Value VIP Portfolio had a total return of +2.85%, outperforming the unmanaged benchmark Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index, which had a total return of - 13.96%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 - 7 of this report to shareholders.) We were able to provide a positive return and the Fund experienced significantly lower volatility relative to the Index, which suffered from heavy losses in the technology and telecommunications sectors. In particular, the Index was severely punished as global concerns mounted over the sustainability of growth rates in the more growth-oriented sectors. We avoided the biggest losers in the MSCI EAFE universe this year, including such Index heavyweights as Nippon Telegraph and Telephone Corp., Deutsche Telecom AG, Vodafone PLC, France Telecom, BP Amoco PLC and Sony Corp., not to mention spectacular disasters such as Softbank Corporation, which was down 89%. We mention Softbank in particular because the technology bubble started to deflate in Japan about a month before the NASDAQ Composite Index reached its zenith in the United States. Simultaneously, we also witnessed the basic industry, automobile and material sectors lose investor appeal, with stock prices declining to levels that were last seen in the height of the Asian crisis in 1998.

After some anxious moments in the earlier part of the year, while the trend following the momentum style of investing was in vogue, the last six months have been most rewarding for the truly defensive stocks, such as utilities, pharmaceuticals and consumer staples. We were rewarded for the strategy of owning stocks with tangible valuations and current yields that provide the security of returns from dividends, even in the face of difficult market conditions. It was no surprise when our emphasis on high-quality, undervalued stocks gave rise to unmistakably defensive performance. Winners in the Fund came from industries such as insurance, food and beverage, transportation and utilities. Our lack of exposure to the software and services sector proved beneficial during this period as the valuation dispersion between these highly overrated stocks and the broader market started to shrink. We were also rewarded for our comparative underexposure to Japan (at about half the MSCI EAFE Index weight) during a year in which the MSCI Japan (in US dollars) was down 34.8%.

December 31, 2000
Mercury HW International Value VIP Portfolio


We expect some improvement in investor sentiment in 2001. Much of this will stem from expectations of more accommodative monetary policy in the Western world--a factor the US Federal Reserve Board has already set in motion. However, until valuations for tech and the more volatile telecom stocks (such as mobile and telecom infrastructure equipment) decline to levels that better represent their respective earnings prospects, these segments of the markets will likely remain volatile. We believe defensive stocks that have demonstrable earnings resilience should continue to lead the markets. This appears especially true in the present environment where economic growth rates have peaked and interest rates have moved up from their lows of this cycle. Stubbornly high-energy prices are starting to affect core consumer price index figures. In short, we do not foresee a technology-led rally in 2001. Therefore, in a more rational, fundamental valuation-driven environment, we believe our disciplined style of investing will benefit the Fund. In addition, we believe the defensive characteristics of the Fund may provide a degree of protection from any equity market volatility.

In Conclusion
We appreciate your continued support, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Nancy D. Celick)
Nancy D. Celick
President



(Sarah Ketterer)
Sarah Ketterer
Portfolio Manager


(Harry Hartford)
Harry Hartford
Portfolio Manager


(James Doyle)
James Doyle
Portfolio Manager

February 8, 2001


December 31, 2000
Mercury HW International Value VIP Portfolio


FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE
None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

RECENT PERFORMANCE RESULTS*

                                     6-Month      12-Month    Since Inception
As of December 31, 2000           Total Return   Total Return   Total Return

Mercury HW International Value
VIP Portfolio                         -0.43%         +2.85%        +19.69%

*Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund commenced operations on 6/10/98.



December 31, 2000
Mercury HW International Value VIP Portfolio

FUND PERFORMANCE DATA (CONTINUED)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph comparing the growth of a $10,000 investment in Mercury HW International Value VIP
Portfolio*++ to the same investment in the Morgan
Stanley Capital International (MSCI) EAFE Index++++.
Beginning and ending values are:

                                          6/10/98**          12/00

Mercury HW International                  $10,000           $11,969
Value VIP Portfolio

Morgan Stanley Capital International      $10,000           $11,306
(MSCI) EAFE Index++++.

*Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. **Commencement of operations.
++Mercury HW International Value VIP Portfolio seeks current income and long-term growth of income, accompanied by growth of capital. The Fund invests in international stocks.
++++The Morgan Stanley Capital International (MSCI) EAFE Index is an arithmetical average weighted by market value of the performance of over 1,000 non-US companies representing 20 stock markets in Europe, Australia, New Zealand and the Far East.

Past performance is not indicative of future results.


December 31, 2000
Mercury HW International Value VIP Portfolio

FUND PERFORMANCE DATA (CONCLUDED)


AVERAGE ANNUAL TOTAL RETURN
                                                              % Return

One Year Ended 12/31/00                                         +2.85%
Since Inception (6/10/98) through 12/31/00                      +7.27

Past results shown should not be considered a representation of future performance.


December 31, 2000
Mercury HW International Value VIP Portfolio


SCHEDULE OF INVESTMENTS
                                                                       In US Dollars
                                                                  Shares
Industry                          Investments                      Held           Value
COMMON STOCKS--99.4%

Australia--2.9%

Insurance--               QBE Insurance Group Limited             804,361      $ 4,420,666
Multi-Line--1.3%

Regional Banks--1.6%      Australia and New Zealand Banking
                          Group Ltd.                              728,030        5,817,663

                          Total Common Stocks in Australia                      10,238,329

Austria--0.3%

Steel--0.3%               Boehler-Uddeholm AG                      37,670        1,220,209

                          Total Common Stocks in Austria                         1,220,209

Canada--4.2%

Insurance--Life--2.5%     Manulife Financial Corporation          282,045        8,816,253

Telecommunications--1.7%  BCE Inc.                                209,650        6,043,838

                          Total Common Stocks in Canada                         14,860,091

Finland--1.1%

Paper--1.1%               UPM-Kymmene Oyj                         114,170        3,917,948

                          Total Common Stocks in Finland                         3,917,948

France--9.8%

Airlines--1.4%            Groupe Air France                       209,370        4,914,437

Consumer/Office           Societe BIC SA                          138,752        5,457,188
Products--1.5%


Oil--International--2.3%  Total Fina SA 'B'                        55,657        8,277,407

Pharmaceuticals--2.6%     Aventis SA                              105,538        9,264,880

Regional Banks--2.0%      Banque Nationale de Paris (BNP)          79,741        7,000,235

                          Total Common Stocks in France                         34,914,147



December 31, 2000
Mercury HW International Value VIP Portfolio


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                       In US Dollars
                                                                  Shares
Industry                          Investments                      Held           Value
COMMON STOCKS (continued)

Germany--3.1%
Banks--1.4%               DePfa Deutsche Pfandbriefbank AG         68,704      $ 4,989,553

Electric--                Veba AG                                  97,111        5,908,303
Utilities--1.7%

                          Total Common Stocks in Germany                        10,897,856

Hong Kong--6.6%

Electric--                Hongkong Electric Holdings Limited    2,000,000        7,384,710
Utilities--3.8%           Shandong International Power
                          Development Company Limited 'H'      38,380,000        6,052,308
                                                                               -----------
                                                                                13,437,018

Publishing--0.8%          South China Morning Post Holdings
                          Ltd.                                  3,994,000        2,944,333

Real Estate--2.0%         Henderson Land Development
                          Company Limited                       1,430,000        7,278,427

                          Total Common Stocks in Hong Kong                      23,659,778

Ireland--3.9%

Food Manufacturing--1.0%  Greencore Group PLC                   1,341,520        3,526,749

Paper--1.2%               Jefferson Smurfit Group PLC           2,263,892        4,463,693

Regional Banks--1.7%      Allied Irish Banks PLC                  518,242        6,009,231

                          Total Common Stocks in Ireland                        13,999,673

Italy--1.4%

Telecommunications--1.4%  Telecom Italia SpA                      444,600        4,917,384

                          Total Common Stocks in Italy                           4,917,384




December 31, 2000
Mercury HW International Value VIP Portfolio


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                       In US Dollars
                                                                  Shares
Industry                          Investments                      Held           Value
COMMON STOCKS (continued)

Japan--11.7%

Finance--1.7%             Takefuji Corporation                     96,500      $ 6,084,063

Leisure/Toys--4.2%        Namco Ltd.                              230,800        4,244,133
                          Nintendo Company Ltd.                    67,200       10,586,060
                                                                                14,830,193

Office Equipment          Canon, Inc.                             206,000        7,215,412
& Supplies--2.0%

Retail--                  Circle K Japan Co. Ltd.                  80,200        2,823,152
Convenience Store--0.8%

Small Loans & Finance--   Promise Co., Ltd.                        55,400        3,929,422
3.0%                      Sanyo Shinpan Finance Co., Ltd.         109,700        3,198,783
                          Shohkoh Fund & Co., Ltd.                 33,910        3,503,835
                                                                                10,632,040

                          Total Common Stocks in Japan                          41,584,860

Netherlands--9.0%

Chemicals/                Akzo Nobel NV                           152,270        8,177,673
Pharmaceuticals--2.3%

Electronics--2.7%         Koninklijke (Royal) Philips
                          Electronics NV                          260,619        9,548,006

Insurance--               ING Groep NV                             87,820        7,015,203
Multi-Line--2.0%

Regional Banks--1.0%      ABN AMRO Holding NV                     166,070        3,776,458

Telecommunications--1.0%  KPN NV                                  310,845        3,578,110

                          Total Common Stocks in the
                          Netherlands                                           32,095,450

New Zealand--1.6%

Telecommunications--1.6%  Telecom Corporation of New Zealand
                          Limited                               2,653,029        5,635,034

                          Total Common Stocks in New Zealand                     5,635,034




December 31, 2000
Mercury HW International Value VIP Portfolio


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                       In US Dollars
                                                                  Shares
Industry                          Investments                      Held           Value
COMMON STOCKS (continued)

Norway--1.8%

Engineering &             ++Kvaerner ASA 'A'                      258,289      $ 1,830,591
Construction--0.5%

Telecommunications--1.3%  Telenor A/S                           1,048,700        4,566,545

                          Total Common Stocks in Norway                          6,397,136

Portugal--2.1%

Electric--                Electricidade de Portugal, SA (EDP)     529,100        1,748,637
Utilities--0.5%

Telecommunications--      Portugal Telecom SA (Registered
1.6%                      Shares)                                 613,914        5,614,174

                          Total Common Stocks in Portugal                        7,362,811

Singapore--3.2%

Computer Software &       Creative Technology Limited             442,338        4,893,364
Services--1.4%

Money Center Banks--1.8%  United Overseas Bank Ltd.               887,928        6,656,900

                          Total Common Stocks in Singapore                      11,550,264

Spain--4.4%

Hotels--0.2%              NH Hoteles, SA                           60,700          746,585

Oil--Integrated--2.2%     Repsol-YPF, SA                          497,310        7,947,053

Telecommunications--2.0%  ++Telefonica SA                         422,448        6,980,801

                          Total Common Stocks in Spain                          15,674,439

Sweden--1.0%

Household Products--1.0%  Electrolux AB 'B'                       288,640        3,747,380

                          Total Common Stocks in Sweden                          3,747,380




December 31, 2000
Mercury HW International Value VIP Portfolio


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                       In US Dollars
                                                                  Shares
Industry                          Investments                      Held           Value
COMMON STOCKS (continued)

Switzerland--6.6%

Building Materials--1.2%  Gerberit International AG
                          (Registered Shares)                      14,643      $ 4,120,462

Insurance--               Zurich Financial Services AG              9,846        5,936,157
Multi-Line--1.7%

Machinery--1.9%           ++Saurer AG (Registered Shares)           7,146        3,307,313
                          Sulzer AG (Registered Shares)             4,707        3,395,546
                                                                                 6,702,859

Pharmaceuticals--1.8%     Novartis AG (Registered Shares)           3,727        6,589,235

                          Total Common Stocks in Switzerland                    23,348,713

United Kingdom--24.7%

Aerospace & Defense--     British Aerospace PLC                 1,507,444        8,601,952
2.4%

Airports--2.2%            BAA PLC                                 837,690        7,733,289

Auto Services--0.7%       Lex Service PLC                         443,570        2,638,824

Beverages--1.9%           Allied Domecq PLC                     1,019,210        6,729,432

Building Materials--2.0%  Hanson PLC                            1,045,970        7,171,737

Diversified Companies--   Cookson Group PLC                       443,370        1,165,659
2.9%                      Smiths Industries PLC                   398,750        4,812,874
                          Tomkins PLC                           1,893,290        4,157,449
                                                                               -----------
                                                                                10,135,982

Engineering &             Kidde PLC                             1,023,895        1,101,236
Construction--0.3%

Foods--2.2%               Unilever PLC                            933,030        7,986,246

Insurance--               CGNU PLC                                335,120        5,416,516
Multi-Line--1.5%

Publishing--2.8%          Reed International PLC                  470,010        4,914,707
                          United News & Media PLC                 410,248        5,209,042
                                                                               -----------
                                                                                10,123,749

Regional Banks--2.9%      Lloyds TSB Group PLC                    604,486        6,393,107
                          Royal Bank of Scotland Group PLC        164,597        3,889,742
                                                                               -----------
                                                                                10,282,849





December 31, 2000
Mercury HW International Value VIP Portfolio


SCHEDULE OF INVESTMENTS (CONCLUDED)
                                                                       In US Dollars
                                                                  Shares
Industry                          Investments                      Held           Value
COMMONSTOCKS (concluded)

United Kingdom (concluded)

Security Services--0.7%   Chubb PLC                             1,023,895      $ 2,416,601

Telecommunications--1.2%  British Telecommunications PLC          492,463        4,207,868

Tobacco--1.0%             British American Tobacco PLC            475,992        3,624,510

                          Total Common Stocks in the
                          United Kingdom                                        88,170,791

                          Total Common Stocks
                          (Cost--$333,739,945)                                 354,192,293

PREFERRED STOCKS--1.8%

Germany--1.8%

Building Materials--0.3%  Dyckerhoff AG                            56,835        1,011,217

Medical Products &        Fresenius Medical Care AG               116,580        5,582,305
Supplies--1.5%

                          Total Preferred Stocks
                          (Cost--$6,808,785)                                     6,593,522

                          Total Investments
                          (Cost--$340,548,730)--101.2%                         360,785,815

                          Time Deposits*--4.2%                                  14,854,387
                                                                              ------------
                          Liabilities in Excess of Other Assets--(5.4%)       (19,348,486)
                                                                              ------------
                          Net Assets--100%                                    $356,291,716
                                                                              ============

++Non-income producing security.
*Time deposit bears interest at 4.75% and matures on 1/02/2006.

See Notes to Financial Statements.

December 31, 2000
Mercury HW International Value VIP Portfolio

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2000
Assets:
Investments, at value (identified cost--$340,548,730)                                        $360,785,815
Time deposits                                                                                  14,854,387
Cash                                                                                               48,308
Receivables:
 Securities sold                                                          $    7,591,102
 Dividends                                                                       880,583
 Capital shares sold                                                              17,926
 Interest                                                                          7,840        8,497,451
                                                                          --------------
Deferred organization expenses                                                                     10,883
                                                                                             ------------
Total assets                                                                                  384,196,844
                                                                                             ------------

Liabilities:
Payables:
 Capital shares redeemed                                                      27,417,941
 Investment adviser                                                              212,182
 Securities purchased                                                             60,100       27,690,223
                                                                            ------------
Accrued expenses                                                                                  214,905
                                                                                             ------------
Total liabilities                                                                              27,905,128
                                                                                             ------------

Net Assets:
Net assets                                                                                   $356,291,716
                                                                                             ============

Net Assets Consist of:
Paid-in capital                                                                              $319,418,409
                                                                                             ============
Undistributed investment income--net                                                            8,107,098
                                                                                             ============
Undistributed realized capital gains on investments and
foreign currency transactions--net                                                              8,530,292
                                                                                             ============
Unrealized appreciation on investments and foreign currency
transactions--net                                                                              20,235,917
                                                                                             ============
Net assets--Equivalent to $11.68 per share based on
30,502,978 shares outstanding++                                                              $356,291,716
                                                                                             ============

++Unlimited shares of no par value authorized.

See Notes to Financial Statements.



December 31, 2000
Mercury HW International Value VIP Portfolio


STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000
Investment Income:
Dividends (net of $991,650 foreign withholding tax)                                          $  9,937,514
Interest and discount earned                                                                      865,408
                                                                                             ------------
Total income                                                                                   10,802,922
                                                                                             ------------

Expenses:
Investment advisory fees                                                  $    2,595,053
Custodian fees                                                                   295,237
Professional fees                                                                101,386
Accounting services                                                               79,868
Printing and shareholder reports                                                  19,933
Trustees' fees and expenses                                                       18,367
Transfer agent fees                                                               17,292
Registration fees                                                                  4,800
Pricing fees                                                                       2,517
Amortization of organization expenses                                              1,826
Other expenses                                                                    62,034
                                                                            ------------
Total expenses                                                                                  3,198,313
                                                                                             ------------
Investment income--net                                                                          7,604,609
                                                                                             ------------

Realized & Unrealized Gain (Loss) on Investments
& Foreign Currency Transactions--Net:
Realized gain from:
 Investments--net                                                             10,564,367
 Foreign currency transactions--net                                              972,799       11,537,166
                                                                            ------------
Change in unrealized appreciation/depreciation on:
 Investments--net                                                            (5,921,833)
 Foreign currency transactions--net                                              (4,764)      (5,926,597)
                                                                            ------------     ------------
Net Increase in Net Assets Resulting from Operations                                         $ 13,215,178
                                                                                             ============


See Notes to Financial Statements.


December 31, 2000
Mercury HW International Value VIP Portfolio


STATEMENTS OF CHANGES
IN NET ASSETS
                                                                                    For the Year
                                                                                 Ended December 31,
Increase (Decrease)in Net Assets:                                              2000               1999
Operations:
Investment income--net                                                    $    7,604,609     $  3,656,525
Realized gain on investments and foreign currency
transactions--net                                                             11,537,166        4,289,725
Change in unrealized appreciation/depreciation
on investments and foreign currency transactions--net                        (5,926,597)       28,388,537
                                                                          --------------     ------------
Net increase in net assets resulting from operations                          13,215,178       36,334,787
                                                                          --------------     ------------

Dividends & Distributions to Shareholders:
Investment income--net                                                       (3,616,986)      (1,524,275)
Realized gain on investments--net                                            (1,728,083)               --
                                                                          --------------     ------------
Net decrease in net assets resulting from dividends and
distributions to shareholders                                                (5,345,069)      (1,524,275)
                                                                          --------------     ------------

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital
share transactions                                                            63,587,744     (39,111,607)
                                                                          --------------     ------------

Net Assets:
Total increase (decrease)in net assets                                        71,457,853      (4,301,095)
Beginning of year                                                            284,833,863      289,134,958
                                                                          --------------     ------------
End of year*                                                              $  356,291,716     $284,833,863
                                                                          ==============     ============

*Undistributed investment income--net                                     $    8,107,098     $  3,197,003
                                                                          ==============     ============

See Notes to Financial Statements.



December 31, 2000
Mercury HW International Value VIP Portfolio

FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived from information provided in the financial statements.
                                                                                            For the Period
                                                                         For the               June 10,
                                                                        Year Ended            1998++ to
                                                                       December 31,          December 31,
Increase (Decrease) in Net Asset Value:                             2000          1999            1998
Per Share Operating Performance:
Net asset value, beginning of period                            $     11.52    $      9.52    $     10.00
                                                                -----------    -----------    -----------
Investment income--net                                                  .22            .15            .04
Realized and unrealized gain (loss) on
investments--net                                                        .10           1.91         (.48)]
                                                                -----------    -----------    -----------
Total from investment operations                                        .32           2.06          (.44)
                                                                -----------    -----------    -----------
Less dividends and distributions:
 Investment income--net                                               (.11)          (.06)          (.04)
 Realized gain on investments--net                                    (.05)             --             --
                                                                -----------    -----------    -----------
Total dividends and distributions                                     (.16)          (.06)          (.04)
                                                                -----------    -----------    -----------
Net asset value, end of period                                  $     11.68    $     11.52    $      9.52
                                                                ===========    ===========    ===========

Total Investment Return:**
Based on net asset value per share                                    2.85%         21.68%     (4.38%)+++
                                                                ===========    ===========    ===========

Ratios to Average Net Assets:
Expenses                                                               .93%          1.01%         1.05%*
                                                                ===========    ===========    ===========
Investment income--net                                                2.20%          1.63%         1.09%*
                                                                ===========    ===========    ===========

Supplemental Data:
Net assets, end of period (in thousands)                        $   356,292    $   284,834    $   289,135
                                                                ===========    ===========    ===========
Portfolio turnover                                                      39%            71%            24%
                                                                ===========    ===========    ===========

*Annualized.
**Total investment returns exclude insurance-related fees and expenses.
++Commencement of operations.
+++Aggregate total investment return.

See Notes to Financial Statements.


December 31, 2000
Mercury HW International Value VIP Portfolio


NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies:
Mercury HW International Value VIP Portfolio (the "Fund") (formerly International VIP Portfolio) is a fund of Mercury HW Variable Trust (the "Trust") (formerly Hotchkis and Wiley Variable Trust). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Shares of the Fund are not offered to the general public, but may only be purchased by the separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and/or variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The effect on operations is recorded from the date the Fund enters into such contracts.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

December 31, 2000
Mercury HW International Value VIP Portfolio


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Deferred organization expenses--Expenses incurred by the Trust in connection with the organization, registration and the initial public offering of shares are being deferred and amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $468 have been reclassified between undistributed net investment income and paid-in capital in excess of par and $922,940 has been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2 Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement for the Fund with Fund Asset Management, L.P., doing business as Mercury Advisors ("Mercury Advisors"). The general partner of Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. Mercury Advisors is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund's net assets. Mercury Advisors has contractually agreed to pay all annual operating expenses in excess of 1.35% as applied to the Fund's daily net assets through April 30, 2001.


December 31, 2000
Mercury HW International Value VIP Portfolio


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Mercury Advisors has entered into subadvisory agreements with Merrill Lynch Investment Managers International Limited and Merrill Lynch Asset Management U.K. Limited, affiliated investment advisers that are indirect subsidiaries of ML & Co. The subadvisory arrangements are for investment research, recommendations, and other investment-related services to be provided to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

FAM Distributors, Inc. ("FAMD"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., received $38,870 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2000.

Accounting services were provided to the Fund by Mercury Advisors.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Advisors, FAMD, PSI, FDS, and/or ML & Co.

3 Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $200,153,757 and $128,112,351, respectively.

Net realized gains for the year ended December 31, 2000 and net unrealized gains (losses) as of December 31, 2000 were as follows:

                                              Realized        Unrealized
                                               Gains        Gains (Losses)

Long-term investments                      $10,564,367      $ 20,237,085
Foreign currency transactions                  972,799           (1,168)
                                           -----------      ------------
Total                                      $11,537,166      $ 20,235,917
                                           ===========      ============

As of December 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $17,751,805, of which $55,301,225 related to appreciated securities and $37,549,420 related to depreciated securities. The aggregate cost of investments at December 31, 2000 for Federal income tax purposes was $357,888,397.

4 Capital Share Transactions:

Transactions in capital shares were as follows:

For the Year Ended
December 31, 2000                              Shares      Dollar Amount

Shares sold                                26,714,935       $302,825,616
Shares issued to shareholders in reinvestment
of dividends                                  471,346          5,345,069
                                        -------------       ------------
Total issued                               27,186,281        308,170,685
Shares redeemed                          (21,417,783)      (244,582,941)
                                        -------------       ------------
Net increase                                5,768,498       $ 63,587,744
                                        =============       ============

December 31, 2000
Mercury HW International Value VIP Portfolio


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

For the Year Ended
December 31, 1999                              Shares      Dollar Amount

Shares sold                                10,476,787       $114,485,146
Shares issued to shareholders in reinvestment
of dividends and distributions                136,340          1,524,275
                                        -------------       ------------
Total issued                               10,613,127        116,009,421
Shares redeemed                          (16,258,425)      (155,121,028)
                                        -------------       ------------
Net decrease                              (5,645,298)     $ (39,111,607)
                                        =============       ============

5  Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by Mercury Advisorsand its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.

6  Commitments:
At December 31, 2000, the Fund had entered into foreign exchange contracts under which it had agreed to sell various foreign currencies with a notional value of $7,612,300.

7  Reorganization Plan:
The Trust's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund would acquire substantially all of the assets and liabilities of International Equity Focus Fund, which is a fund of Merrill Lynch Variable Series Funds, Inc., in exchange for newly issued shares of the Fund. These Funds are registered, open-end management investment companies. Both entities have a similar investment objective. The International Equity Focus Fund is managed by Merrill Lynch Investment Managers, L.P., an affiliate of Mercury Advisors.


December 31, 2000
Mercury HW International Value VIP Portfolio


REPORT OF INDEPENDENT
ACCOUNTANTS

To the Board of Trustees and Shareholders of Mercury HW Variable Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Mercury HW International Value VIP Portfolio (one of the four portfolios of Mercury HW Variable Trust, the "Fund") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


(PricewaterhouseCoopers LLP)
Milwaukee, WI
February 13, 2001


December 31, 2000
Mercury HW International Value VIP Portfolio


IMPORTANT TAX INFORMATON
(UNAUDITED)


97.73% of the net investment income distribution paid by Mercury HW International Value VIP Portfolio to shareholders of record on December 11, 2000 represents income from foreign sources.
Additionally, there was $.018946 per share of foreign taxes associated with this distribution.

The foreign taxes represent taxes incurred by the Fund on dividends and/or interest received by the Fund from foreign sources. Foreign taxes paid should be included as foreign taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Finally, the Fund paid a long-term capital gains distribution of $.053394 per share to shareholders of record on December 11, 2000. The entire distribution is subject to a maximum 20% tax rate.

Please retain this information for your records.


OFFICERS AND TRUSTEES


Robert L. Burch III, Trustee
John A. G. Gavin, Trustee
Joe Grills, Trustee
Nigel Hurst-Brown, Trustee
Madeline A. Kleiner, Trustee
Richard R. West, Trustee
Nancy D. Celick, President
Donald C. Burke, Vice President and
  Treasurer
Anna Marie S. Lopez, Assistant
  Treasurer and Assistant Secretary
Turner Swan, Secretary
Gracie Fermelia, Vice President and
  Assistant Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260


      December 31, 2000     Mercury HW International Value VIP Portfolio